CERTIFICATION

The undersigned being the Chief Executive Officer and Chief Financial Officer of Icy Splash Food and Beverage, Inc. do hereby certify as follows:

1. That the undersigned has reviewed each annual and quarterly report and that, based on their knowledge, the reports contain no material misrepresentation or omission and the financial information and other financial information in the reports fairly present in all material respects the financial information and results of operations of the issuer,

2. That the undersigned is responsible for establishing and maintaining internal controls, that the undersigned has designed the controls to ensure that material information is made known to them, particularly during the period in which the reports are being prepared, that the undersigned has evaluated the effectiveness of the controls within the 90 days prior to the report, and have presented in the report their conclusions as to the effectiveness of the controls based on that evaluation, and

3. That the undersigned has disclosed to the auditors and audit committee that there are no significant deficiencies in the internal controls nor any fraud, to the best of their knowledge by persons with a significant role in the system of internal controls.

Dated:  August 14, 2003


                                  ------------------------------------
                                  Joseph Aslan
                                  Chief  Executive  Officer


                                  ------------------------------------
                                  Charles Tokarz
                                  Chief  Financial  Officer


                                    Page 13.
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The  Icy  Splash  Food and Beverage, Inc. Certification under Section 906 of the
Sarbanes-Oxley Act-Filed as an exhibit to 10-QSB for the Quarter Ended June 30, 2003

                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Icy Splash Food and Beverage, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Joseph Aslan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Joseph Aslan
Chief Executive Officer
August 14, 2003

In connection with the Quarterly Report of Icy Splash Food and Beverage, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Charles Tokarz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Charles Tokarz
Chief Financial Officer
August 14, 2003


                                    Page 14.